PORTLAND GENERAL ELECTRIC

PURCHASING FAX (503) 464-2808
ACCTS. PAYABLE PHONE (503)464-7028

PAGE 1

PURCHASE ORDER
No. 2010000306

MAIL SEPARATE INVOICES IN DUPLICATE FOR EACH PURCHASE ORDER

INVOICE TO
SEE PURCHASE ORDER BODY

VENDOR NUMBER
337901

CORRECT PURCHASE ORDER AND STOCK NUMBER MUST APPEAR ON ALL PACKAGES, INVOICES, SHIPPING PAPERS AND CORRESPONDENCE. PACKING SLIPS MUST ACCOMPANY ALL SHIPMENTS.

THIS PURCHASE ORDER IS SUBJECT TO THE SUPPLEMENTAL TERMS AND CONDITIONS REFERENCED HEREIN. IF NO SUCH DOCUMENT IS REFERENCED, THE "PGE PURCHASE ORDER TERMS AND CONDITIONS" ON THE ATTACHED SHALL APPLY TO THIS PURCHASE ORDER.

VENDOR
AUSCRETE CORPORATION
PH# 541 739 8200
504 E FIRST ST

RUFUS OR 97050

SHIP TO
SEE PURCHASE ORDER BODY

DATE PRINTED	TERMS OF PAYMENT	REQUISITION NUMBER	BUYER
07/26/2010	NET 30 DAYS	DS00000325	WILLIE WILLIAMS
SHIP VIA	**FOB**	**FREIGHT TERMS**	**DIRECT TELEPHONE CALLS**
BEST WAY-SURFACE	DESTINATION	FREIGHT ALLOWED	503-464-8733

LINE	QUANTITY DUEDATE	UOP	PGE PART NUMBER	UNIT PRICE	AMOUNT
1	1 7/13/2010	EACH		37,840.00000	37,840.00

AUSCRETE TO SUPPLY AND ERECT ONE (1) 33 FT 8 IN X 13 FT 8 IN (32 FT X 12 FT INSIDE) BUILDING

THE PGE CONTACT IS GARY MARGASON, 503/464-8605 OR GARY.MARGASON@PGN.COM

BUILDING TO BE CONSTRUCTED ON SITE AT:

PATU WIND FARM
97055 KLONDIKE LANE
WASCO, OR 97065
CORNER OF KLONDIKE LANE AND SHANDON ROAD

MATERIALS, GOODS OR SERVICES PROVIDED FOR THIS PURCHASE ORDER SHALL BE FURNISHED IN ACCORDANCE WITH THE FOLLOWING DOCUMENTS WHICH ARE INCORPORATED INTO THIS PURCHASE ORDER BY REFERENCE.

1. PORTLAND GENERAL ELECTRIC MASTER GENERAL SERVICES AGREEMENT WITH AUSCRETE CORPORATION, DATED JULY 26, 2010.

2. CERTIFICATE OF INSURANCE IN ACCORDANCE WITH THE REQUIREMENTS OF THIS PURCHASE ORDER.

3. EXHIBIT B - AUSCRETE CORPORATION QUOTATION FOR SERVICES, DATED JULY 8, 2010.

BY [signature]
AUTHORIZED SIGNATURE